DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus,
dated February 27, 2024, as amended

Effective immediately, the second paragraph of the section entitled, “How we manage the Fund — Our principal investment strategies” is deleted in its entirety and is replaced with the following:

The Fund allocates its investments principally among the US investment grade, US high yield, international developed markets, and emerging markets sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below. Allocations of the Fund's assets among these four sectors will vary over time and the Fund may not be invested in all of these sectors at all times.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated April 22, 2024.